Subsequent Events (Notes)	6 Months Ended
Jun. 30, 2016
Subsequent Events [Abstract]
Subsequent Events [Text Block]
23. Subsequent Events
Tesoro Merger
On November 16, 2016, we entered into an Agreement and Plan of Merger (the “Tesoro Merger Agreement”) with Tesoro Corporation, a Delaware corporation (“Tesoro”), Tahoe Merger Sub 1, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub 1”), and Tahoe Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of Tesoro (“Merger Sub 2”), pursuant to which Merger Sub 1 will merge with and into the Company (the “First Merger,” and, if a second merger election as discussed below is not made, the “Tesoro Merger”), with the Company surviving the First Merger as a wholly owned subsidiary of Tesoro. Subject to the terms and conditions set forth in the Tesoro Merger Agreement, upon consummation of the First Merger, each share of our common stock, par value $0.01 per share (each, a “Company Share”) issued and outstanding immediately prior to the effective time of the First Merger (excluding Company Shares owned by the Company or Tesoro or any of their respective direct or indirect wholly-owned subsidiaries that are not held on behalf of third parties) will be converted into and become exchangeable for, at the election of the holder of such Company Share, either (a) $37.30 in cash or (b) 0.4350 shares of common stock, par value $0.16⅔ per share, of Tesoro, in each case without interest. The transaction is expected to close in the first half of 2017 and is subject to customary closing conditions, including approval by the shareholders of both companies and the receipt of regulatory approval.
St. Paul Park Logistics Transaction
On September 15, 2016, we sold certain assets consisting of terminals, transportation and storage assets and the related land located on site at our St. Paul Park refinery and Cottage Grove tank farm to WNRL. These assets primarily receive, store and distribute crude oil, feedstock and refined products associated with the St. Paul Park refinery. WNRL acquired these assets from us in exchange for $195.0 million in cash and 628,224 common units representing limited partner interests in WNRL.
WNRL Equity Issuances
On September 7, 2016, WNRL entered into an underwriting agreement relating to the issuance and sale of 7,500,000 of its common units representing limited partner interests in the Partnership. The closing of the offering occurred on September 13, 2016. WNRL also granted the underwriter an option to purchase additional common units on the same terms which was exercised in full and closed on September 30, 2016, for 1,125,000 additional common units.
Dividends
During 2016, our board of directors approved cash dividends of $1.52 per share of common stock in an aggregate payment of $152.7 million.
Legal Matters
On August 24, 2016, an alleged NTI unitholder (“Plaintiff”) filed a purported class action lawsuit against Western, NTI, NTI GP, members of the NTI GP board of directors at the time of the Merger, Evercore Group, L.L.C. (“Evercore”), and MergerCo (collectively, “Defendants”) (the “Merger Litigation”). The Merger Litigation appears to challenge the adequacy of disclosures made in connection with the Merger. Plaintiff seeks monetary damages and attorneys’ fees. The Merger Litigation is in the earliest stages of litigation. Western believes the Merger Litigation is without merit and intends to vigorously defend against it.